Exhibit 99.1

News Release

For Immediate Release	CONTACT:
Bill Newbould
(610) 558-9800

ENDO PHARMACEUTICALS APPOINTS

CHARLES ROWLAND AS CHIEF FINANCIAL OFFICER

Company also Promotes David Kerr to Head its Commercial Business

CHADDS FORD, Pa., Dec. 6, 2006 – Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP), a specialty pharmaceutical company with market leadership in pain management products, today announced the appointment of Charles A. Rowland, Jr. as Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Rowland has more than 20 years of pharmaceutical industry experience, including senior-level positions at Pharmacia Corp., Novartis, Bristol-Myers Squibb and most recently as Senior Vice President and CFO of Biovail Pharmaceuticals, Inc., a specialty pharmaceutical company. In his new role, Rowland will be responsible for all aspects of Endo’s financial and accounting operations, as well as corporate communications. Additionally, the company announced that David E. Kerr has been promoted to Senior Vice President, Commercial Business, to head the sales and marketing efforts for the both branded and generic businesses.

“We are delighted to welcome an executive of Charlie Rowland’s stature and abilities to Endo’s senior management team,” said Peter A. Lankau, President and Chief Executive Officer. “He brings a successful track record that includes broad-based industry experience, keen financial and transaction acumen and an aligned strategic vision that we believe will benefit us as we enter the next phase of our growth.” Rowland replaces Endo’s former CFO, Jeff Black, who retired in August.

Rowland, 48, has more than 25 years of experience as a financial executive. Before joining Biovail in 2004, he had served since 2001 as Chief Operating and Financial Officer for Breakaway Technologies, a management consulting company. His pharmaceutical industry career includes positions of increasing scope and responsibility at Pharmacia Corp., where he had global responsibility for Finance and Information Technology for the Pharmaceutical Business and financial responsibility for the Global Supply organization as Vice President, Finance Global Supply and VP Finance & IT- Global Pharma Ops; Novartis Pharmaceuticals Corp., where he was VP, Planning and Decision Support, and Bristol-Myers Squibb, where he served as Director of Finance. He began his career in 1980 at United Brands Inc.

A Certified Public Accountant, Rowland earned an M.B.A. in Finance from Rutgers University and graduated from Saint Joseph’s University with a B.A. in Accounting. He is a member of the American and Pennsylvania Institutes of Certified Public Accountants, and Financial Executives International.

Commenting on his new position, Rowland said, “In less than 10 years Endo has established itself as a premier specialty pharma company that is a model for the industry, and I am thrilled to be joining the management team as Endo begins an exciting period of growth.”

The company also announced that David Kerr has been promoted from Vice President, Business Development, to Senior Vice President, Commercial Business, replacing Mark Gossett, who resigned in October. In this role, Kerr will have responsibility for all aspects of Endo’s commercial business operation and its sales and marketing organizations, including the company’s 590-person sales force, where he will re-direct Endo’s launch efforts on Opana® and Opana® ER, and prepare for the expected launch of Frova® for the prevention of menstrual migraine in the second half of 2007. Endo’s commercial portfolio is focused primarily in pain management and includes nine branded products, led by Lidoderm®, Opana®, Opana® ER, Frova®, Synera®, and Percocet®/Percodan® and its five-product generics business.

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Kerr, 48, joined Endo in 2001 when the company began a comprehensive licensing and acquisition strategy to build a sustainable product pipeline across all phases of the development process. He has played a key role in that effort, which has produced six strategic partnerships. In addition, Endo currently has five products in mid- to late-stage development.

“During his time at Endo, Dave Kerr has been a driver behind our business development effort and has been intimately involved with our commercial business. He has shown himself to be a strong leader with a take-charge approach, which makes him ideally suited to drive our commercial business efforts now and into the future,” Lankau said.

Prior to joining Endo, Kerr held senior commercial positions at Knoll Pharmaceuticals, American Cyanamid, and DuPont Diagnostics. He earned an M.B.A. from the University of Delaware and holds a B.S. in Business from Penn State University.

About Endo

Endo Pharmaceuticals Holdings Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. Through its Endo Pharmaceuticals Inc. subsidiary, the company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non- historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre- clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

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